UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): July 26, 2004

COMMISSION FILE NUMBER: 001-31783

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	77-0588488
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1339 Moffett Park Drive

Sunnyvale, California 94089

408-752-0723

(Address and telephone number of registrant’s principal executive offices)

Item 5. Other Events and Regulation FD Disclosure.

On July 26, 2004, the Company announced its financial results for the second quarter ended June 30, 2004.

Item 7. Financial Statements and Exhibits.

c.	Exhibits

Exhibit No.	Description
99.1	Press Release dated July 26, 2004.

99.2	Transcript of Conference Call conducted by Registrant on July 26, 2004.

Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 12. Disclosure of Results of Operations and Financial Condition.

On July 26, 2004, the Company issued a press release announcing its financial results for the second quarter of 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 26, 2004, the Company held an earnings conference call to discuss its results of operations for the second quarter of 2004. A transcript of the conference call is furnished with this Form 8-K as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

Date: July 30, 2004	By:	/s/ Joseph Ng
Joseph Ng
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 26, 2004.

99.2	Transcript of Conference Call conducted by Registrant on July 26, 2004